The Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2000, as amended.

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                     TRANSFER AGENCY AND SERVICE AGREEMENT

                                    BETWEEN

                          T. ROWE PRICE SERVICES, INC.

                                      AND

                            THE T. ROWE PRICE FUNDS



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                               TABLE OF CONTENTS
                               -----------------

                                                        PAGE
                                                        ----

Article A Terms of Appointment............................  2
Article B Duties of Price Services........................  3
          1.   Receipt of Orders/Payments................3
          2.   Redemptions...............................5
          3.   Transfers.................................6
          4.   Confirmations.............................7
          5.   Returned Checks and ACH Debits............7
          6.   Redemption of Shares under a Hold.........7
          7.   Dividends, Distributions and Other Corporate Actions   9
          8.   Unclaimed Payments and Certificates......10
          9.   Books and Records........................10
          10.  Authorized Issued and Outstanding Shares.12
          11.  Tax Information..........................13
          12.  Information to be Furnished to the Fund..13
          13.  Correspondence...........................13
          14.  Lost or Stolen Securities................14
          15.  Telephone/Computer Services..............14
          16.  Collection of Shareholder Fees...........14
          17.  Form N-SAR...............................14
          18.  Cooperation With Accountants.............15
          19.  Blue Sky.................................15
          20.   Banking Services for the PLUS Classes ...15
          21.  Other Services...........................17
Article C Fees and Out-of-Pocket Expenses.................  17
          1.   Fees and Out-of-Pocket Expenses - All Funds17
          2.   Fees and Out-of-Pocket Expenses - PLUS Classes of Shares    19
Article D Representations and Warranties of the Price Services        19
Article E Representations and Warranties of the Fund......  20
Article F Standard of Care/Indemnification................  20
Article G Dual Interests................................23
Article H Documentation.................................23
Article I References to Price Services..................24
Article J Compliance with Governmental Rules and Regulations24


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Article K Ownership of Software and Related Material....25
Article L Quality Service Standards.....................25
Article M As of Transactions............................25
Article N Term and Termination of Agreement.............28
Article O Notice........................................28
Article P Assignment....................................29
Article Q Amendment/Interpretive Provisions.............29
Article R Further Assurances............................29
Article S  Maryland Law to Apply........................29
Article T Merger of Agreement...........................29
Article U Counterparts..................................29
Article V The Parties...................................30
Article W Directors, Trustees, Shareholders and Massachusetts Business Trust
30
Article X Captions......................................31


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                     TRANSFER AGENCY AND SERVICE AGREEMENT
                     -------------------------------------
     AGREEMENT made as of the first day of January, 2000, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 ("PRICE SERVICES"), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as "THE FUND", whose definition may be found in Article V);
     WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and Price Services desires to accept such appointment;
     WHEREAS, Price Services represents that it is registered with the Securities and Exchange Commission as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 ("'34 ACT") and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;
     WHEREAS, Price Services has the capability of providing shareholder services on behalf of the Funds for the accounts of shareholders in the Funds, including banks and brokers on behalf of underlying clients;
     WHEREAS, Price Services has the capability of providing special banking services, including debit card and unlimited check writing services ("BANKING SERVICES") for the T. Rowe Price Prime Reserve Fund - PLUS Class of Shares and
T. Rowe Price Tax-Exempt Money Fund - PLUS Class of Shares ("PLUS CLASSES");



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     WHEREAS, certain of the Funds are named investment options under various tax-sheltered retirement plans including, but not limited to, individual retirement accounts, Sep-IRA's, SIMPLE plans, deferred compensation plans, 403(b) plans, and profit sharing, thrift, and money purchase pension plans for self-employed individuals and professional partnerships and corporations, (collectively referred to as "RETIREMENT PLANS");
     WHEREAS, Price Services also has the capability of providing special services, on behalf of the Funds, for the accounts of shareholders participating in these Retirement Plans ("RETIREMENT ACCOUNTS").
     WHEREAS, Price Services may subcontract or jointly contract with other parties, on behalf of the Funds to perform certain of the functions and services described herein including services to Retirement Plans and Retirement Accounts;
     WHEREAS, Price Services may also enter into, on behalf of the Funds, certain banking relationships to perform various banking services including, but not limited to, check deposits, check disbursements, automated clearing house transactions ("ACH") and wire transfers.
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
A.   TERMS OF APPOINTMENT
     --------------------
     Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund's transfer agent, dividend disbursing agent and agent in connection with: (1) the Fund's authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as "SHARES"); (2) any dividend reinvestment or other services provided to the shareholders of the Fund ("SHAREHOLDERS"), including, without limitation, any periodic investment plan or periodic withdrawal program; and (3) certain Retirement Plan and Retirement Accounts as agreed upon by the parties.


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     The parties to the Agreement hereby acknowledge that from time to time,
Price Services and T. Rowe Price Trust Company may enter into contracts ("OTHER CONTRACTS") with employee benefit plans and/or their sponsors for the provision of certain plan participant services to Retirement Plans and Retirement
Accounts.   Compensation paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.
B.    DUTIES OF PRICE SERVICES
      ------------------------
     Price Services agrees that it will perform the following services:
     1.    RECEIPT OF ORDERS/PAYMENTS
           ------- -- ---------------
          Receive for acceptance, orders/payments for the purchase of Shares and promptly deliver payment and appropriate documentation thereof to the authorized custodian of the Fund (the "CUSTODIAN"). Upon receipt of any check or other instrument drawn or endorsed to it as agent for, or identified as being for the account of, the Fund, Price Services will process the order as follows:
     o Examine the check to determine if the check conforms to the Funds' acceptance procedures (including certain third-party check procedures). If the check conforms, Price Services will endorse the check and include the date of receipt, will process the same for payment, and deposit the net amount to the parties agreed upon designated bank account prior to such deposit in the Custodial account, and will notify the Fund and the Custodian, respectively, of such deposits (such notification to be given on a daily basis of the total amount deposited to said accounts during the prior business day);
     o Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from deposit in these designated bank accounts will be invested


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     and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement;
     o Ensure that any documentation received from Shareholder is in "good order" and all appropriate documentation is received to establish an account.
     o Open a new account, if necessary, and credit the account of the investor with the number of Shares to be purchased according to the price of the Fund's Shares in effect for purchases made on that date, subject to any instructions which the Fund may have given to Price Services with respect to acceptance of orders for Shares;
     o Maintain a record of all unpaid purchases and report such information to the Fund daily;
     o Process periodic payment orders, as authorized by investors, in accordance with the payment procedures mutually agreed upon by both parties;
     o Receive monies from Retirement Plans and determine the proper allocation of such monies to the Retirement Accounts based upon instructions received from Retirement Plan participants or Retirement Plan administrators ("ADMINISTRATORS");
     o Process orders received from recordkeepers and banks and brokers for omnibus accounts in accordance with internal policies and procedures established in executed agency agreements and other agreements negotiated with banks and brokers; and
     o Process telephone orders for purchases of Fund shares from the Shareholder's bank account (via wire or ACH) to the Fund in accordance with procedures mutually agreed upon by both parties.


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     Upon receipt of funds through the Federal Reserve Wire System that are designated for purchases in Funds which declare dividends at 12:00 p.m. (or such time as set forth in the Fund's current prospectus), Price Services shall promptly notify the Fund and the Custodian of such deposit.
     2.   REDEMPTIONS
          -----------

     Receive for acceptance redemption requests, including telephone redemptions and requests received from Administrators for distributions to participants or their designated beneficiaries or for payment of fees due the Administrator or such other person, including Price Services, and deliver the appropriate documentation thereof to the Custodian. Price Services shall receive and stamp with the date of receipt, all requests for redemptions of Shares (including all certificates delivered to it for redemption) and shall process said redemption requests as follows, subject to the provisions of Section 6 hereof:
     o Examine the redemption request and, for written redemptions, the supporting documentation, to determine that the request is in good order and all requirements have been met;
     o Notify the Fund on the next business day of the total number of Shares presented and covered by all such requests;
     o For those Funds that impose redemption fees, calculate the fee owed on the redemption in accordance with the guidelines established between the Fund and Price Services;
     o As set forth in the prospectus of the Fund, and in any event, on or prior to the seventh (7th) calendar day succeeding any such request for redemption, Price Services shall, from funds available in the accounts maintained by Price Services as agent for the Funds, pay


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     the applicable redemption price in accordance with the current prospectus of the Fund, to the investor, participant, beneficiary, Administrator or such other person, as the case may be;
     o Instruct custodian to wire redemption proceeds to a designated bank account of Price Services. Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from deposit in these bank accounts will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement;
     o If any request for redemption does not comply with the Fund's requirements, Price Services shall promptly notify the investor of such fact, together with the reason therefore, and shall effect such redemption at the price in effect at the time of receipt of all appropriate documents;
     o Make such withholdings as may be required under applicable Federal tax laws;
     o In the event redemption proceeds for the payment of fees are to be wired through the Federal Reserve Wire System or via ACH, Price Services shall cause such proceeds to be wired in Federal funds or via ACH to the bank account designated by Shareholder; and
     o Process periodic redemption orders as authorized by the investor in accordance with the periodic withdrawal procedures for Systematic Withdrawal Plan ("SWP") and systematic ACH redemptions mutually agreed upon by both parties.

     Procedures and requirements for effecting and accepting redemption orders from investors by telephone, Tele*Access, computer, or written instructions shall be established by mutual agreement between Price Services and the Fund consistent with the Fund's current prospectus.

     3.   TRANSFERS
          ---------

     Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions and documentation and examine such instructions for conformance with appropriate procedures and requirements. In this regard, Price Services, upon receipt of a proper request for transfer, including any transfer involving the surrender of certificates of Shares, is authorized to transfer, on the records of the Fund, Shares of the Fund, including cancellation of surrendered certificates, if any, to credit a like amount of Shares to the transferee.
     4.   CONFIRMATIONS
          -------------

     Mail all confirmations and statements as well as other enclosures requested by the Fund to the shareholder, and in the case of Retirement Accounts, to the Administrators, as may be required by the Funds or by applicable Federal or state law.
     5.    RETURNED CHECKS AND ACH DEBITS
           -------- ------ --- --- ------

     In order to minimize the risk of loss to the Fund by reason of any check being returned unpaid, Price Services will promptly identify and follow-up on any check or ACH debit returned unpaid. For items returned, Price Services may telephone the investor and/or redeposit the check or debit for collection or cancel the purchase, as deemed appropriate. Price Services and the Funds will establish procedures for the collection of money owed the Fund from investors who have caused losses due to these returned items.
     6.    REDEMPTION OF SHARES UNDER A HOLD
           ---------- -- ------ ----- - ----
          O
UNCOLLECTED FUNDS. Shares purchased by personal, corporate, governmental check, cashier's, treasurer's, certified or official checks or by ACH will be considered uncollected until the tenth calendar date (the seventh business date for PLUS Classes) following the trade date of the trade ("UNCOLLECTED FUNDS");

          O
GOOD FUNDS. Shares purchased by wire transfer or automatically through a shareholder's paycheck will be considered collected immediately ("GOOD FUNDS").
 Absent information to the contrary (i.e., notification from the payee institution), Uncollected Funds will be considered Good Funds on the tenth calendar day (the seventh business day for the PLUS Classes) following trade date.
          O  REDEMPTION OF UNCOLLECTED FUNDS
          o
Shareholders making telephone requests for redemption of shares purchased with Uncollected Funds will be given two options:
               1.
                 The Shareholder will be permitted to exchange to a money market fund to preserve principal until the payment is deemed Good Funds;
               2.
                 The redemption can be processed utilizing the same procedures for written redemptions described below.
             o
  If a written redemption request is made for shares where any portion of the payment for said shares is in Uncollected Funds, and the request is in good order, Price Services will promptly obtain the information relative to the payment necessary to determine when the payment becomes Good Funds. The redemption will be processed in accordance with normal procedures, and the proceeds will be held until confirmation that the payment is Good Funds. On the seventh (7th) calendar day after trade date, and each day thereafter until either confirmation is received or the tenth (10th) calendar day (the seventh business day for the PLUS Classes), Price Services will call the paying institution to request confirmation that the check or ACH in question has been paid. On the tenth calendar day (the seventh business day for the PLUS Classes) after trade date, the redemption proceeds will be released, regardless of whether confirmation has been received.
          O   CHECKWRITING REDEMPTIONS.

          o
  Daily, all checkwriting redemptions $10,000 and over reported as Uncollected Funds or insufficient funds will be reviewed. An attempt will be made to contact the shareholder to make good the funds (through wire, exchange, transfer). Generally by 12:00 p.m. the same day, if the matter has not been resolved, the redemption request will be rejected and the check returned to the Shareholder.
          oAll checkwriting redemptions under $10,000 reported as Uncollected or insufficient funds will be rejected and the check returned to the Shareholder.
   The Funds and Services may agree to contact shareholders presenting checks under $10,000 reported as insufficient to obtain alternative instructions for payment.
          O
  CONFIRMATIONS OF AVAILABLE FUNDS. The Fund expects that situations may develop whereby it would be beneficial to determine if a person who has placed an order for Shares has sufficient funds in his or her checking account to cover the payment for the Shares purchased. When this situation occurs, Price Services may call the bank in question and request that it confirm that sufficient funds to cover the purchase are currently credited to the account in question. Price Services will maintain written documentation or a recording of each telephone call which is made under the procedures outlined above. None of the above procedures shall preclude Price Services from inquiring as to the status of any check received by it in payment for the Fund's Shares as Price Services may deem appropriate or necessary to protect both the Fund and Price Services. If a conflict arises between Section 2 and this Section 6, Section 6 will govern.
     7.    DIVIDENDS, DISTRIBUTIONS AND OTHER CORPORATE ACTIONS
           ---------- ------------- --- ----- --------- -------
          o

          The Fund will promptly inform Price Services of the declaration of any dividend, distribution, stock split or any other distributions of a similar kind on account of its Capital Stock.
          o
          Price Services shall act as Dividend Disbursing Agent for the Fund, and as such, shall prepare and make income and capital gain payments to investors. As Dividend Disbursing Agent, Price Services will on or before the payment date of any such dividend or distribution, notify the Custodian of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash, and the Fund agrees that on or about the payment date of such distribution, it shall instruct the Custodian to make available to Price Services sufficient funds for the cash amount to be paid out. If an investor is entitled to receive additional Shares by virtue of any such distribution or dividend, appropriate credits will be made to his or her account.
     8.    UNCLAIMED PAYMENTS AND CERTIFICATES
           --------- -------- --- ------------

          In accordance with procedures agreed upon by both parties, report abandoned property to appropriate state and governmental authorities of the Fund. Price Services shall, 90 days prior to the annual reporting of abandoned property to each of the states, make reasonable attempts to locate Shareholders for which (a) checks, tax forms, statements or confirms have been returned; (b) for which accounts have aged outstanding checks; or (c) accounts with share balances that have been coded with stop mail and meet the dormancy period guidelines
          specified in the individual states.   Price Services shall make
          reasonable attempts to contact shareholders for those accounts which have significant aged outstanding checks and those checks meet a specified dollar threshold. Price Services shall also com-
          ply with applicable securities regulation with respect to searching for lost shareholders.
     9.    BOOKS AND RECORDS
           ----- --- -------

          Maintain records showing for each Shareholder's account, Retirement Plan or Retirement Account, as the case may be, the following:
          o  Names, address and tax identification number;
          o  Number of Shares held;
          o Certain historical information regarding the account of each Shareholder, including dividends and distributions distributed in cash or invested in Shares;
          o Pertinent information regarding the establishment and maintenance of Retirement Plans and Retirement Accounts necessary to properly administer each account;
          o Information with respect to the source of dividends and distributions allocated among income (taxable and nontaxable income), realized short-term gains and realized long-term gains;
          o Any stop or restraining order placed against a Shareholder's account;
          o Information with respect to withholdings on domestic and foreign accounts;
          o Any instructions from a Shareholder including, all forms furnished by the Fund and executed by a Shareholder with respect to (i) dividend or distribution elections, and (ii) elections with respect to payment options in connection with the redemption of Shares;
          o Any correspondence relating to the current maintenance of a Shareholder's account;

          o Certificate numbers and denominations for any Shareholder holding certificates;
          o Any information required in order for Price Services to perform the calculations contemplated under this Agreement.
          Price Services shall maintain files and furnish statistical and other information as required under this Agreement and as may be agreed upon from time to time by both parties or required by applicable law. However, Price Services reserves the right to delete, change or add any information to the files maintained; provided such deletions, changes or additions do not contravene the terms of this Agreement or applicable law and do not materially reduce the level of services described in this Agreement. Price Services shall also use its best efforts to obtain additional statistical and other information as each Fund may reasonably request for additional fees as may be agreed to by both parties.

     Any such records maintained pursuant to Rule 31a-1 under the Investment Company Act of 1940 ("THE ACT") will be preserved for the periods and maintained in a manner prescribed in Rule 31a-2 thereunder. Disposition of such records after such prescribed periods shall be as mutually agreed upon by the Fund and Price Services. The retention of such records, which may be inspected by the Fund at reasonable times, shall be at the expense of the Fund. All records maintained by Price Services in connection with the performance of its duties under this Agreement will remain the property of the Fund and, in the event of termination of this Agreement, will be delivered to the Fund as of the date of termination or at such other time as may be mutually agreed upon.

     All books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except after prior notification to and approval by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Services or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; when requested to divulge such information by duly constituted governmental authorities; or after so requested by the other party hereto.
     10.   AUTHORIZED ISSUED AND OUTSTANDING SHARES
           ---------- ------ --- ----------- ------

     Record the issuance of Shares of the Fund and maintain, pursuant to Rule 17Ad-10(e) of the '34 Act, a record of the total number of Shares of the Fund which are authorized, issued and outstanding, based upon data provided to it by the Fund. Price Services shall also provide the Fund on a regular basis the total number of Shares which are authorized and issued and outstanding. Price Services shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issuance or sale of such Shares.
     11.   TAX INFORMATION
           --- -----------
          Prepare and file with the Internal Revenue Service and with other appropriate state agencies and, if required, mail to investors, those returns for reporting dividends and distributions paid as required to be so filed and mailed, and shall withhold such sums required to be withheld under applicable Federal income tax laws, rules, and regulations. Additionally, Price Services will file and, as applicable, mail to investors, any appropriate information returns required to be filed in connection with Retirement Plan processing, such as 1099R, 5498, as well as any other appropriate forms that the Fund or Price Services may deem necessary. The Fund and Price Services shall agree to procedures to be followed with respect to Price Services' responsibilities in connection with compliance with back-up withholding and other tax laws.

     12.   INFORMATION TO BE FURNISHED TO THE FUND
           ----------- -- -- --------- -- --- ----

     Furnish to the Fund such information as may be agreed upon between the Fund and Price Services including any information that the Fund and Price Services agree is necessary to the daily operations of the business.
     13.   CORRESPONDENCE
           --------------
          Promptly and fully answer correspondence from shareholders and Administrators relating to Shareholder Accounts, Retirement Accounts, transfer agent procedures, and such other correspondence as may from time to time be mutually agreed upon with the Funds. Unless otherwise instructed, copies of all correspondence will be retained by Price Services in accordance with applicable law and procedures.
     14.   LOST OR STOLEN SECURITIES
           ---- -- ------ ----------

     Pursuant to Rule 17f-1 of the '34 Act, report to the Securities Information Center and/or the FBI or other appropriate person on Form X-17-F-1A all lost, stolen, missing or counterfeit securities. Provide any other services relating to lost, stolen or missing securities as may be mutually agreed upon by both parties.
     15.   TELEPHONE/COMPUTER SERVICES
           ------------------ --------

     Maintain a Telephone Servicing Staff of representatives ("REPRESENTATIVES") sufficient to timely respond to all telephonic inquiries reasonably foreseeable. The Representatives will also effect telephone purchases, redemptions, exchanges, and other transactions mutually agreed upon by both parties, for those Shareholders who have authorized telephone services. The Representatives shall require each Shareholder effecting a telephone transaction to properly identify himself/herself before the transaction is effected, in accordance with procedures agreed upon between by both
     parties.   Procedures for processing telephone transactions will be
     mutually agreed upon by both parties.  Price

     Services will also be responsible for providing Tele*Access, On-Line Access and such other Services as may be offered by the Funds from time to time.
      Price Services will maintain a special Shareholder Servicing staff to service certain Shareholders with substantial relationships with the Funds.
     16.   COLLECTION OF SHAREHOLDER FEES
           ---------- -- ----------- ----

     Calculate and notify shareholders of any fees owed the Fund, its affiliates or its agents. Such fees include the small account fee IRA custodial fee and wire fee.
     17.   FORM N-SAR
           ---- -----
          Maintain such records, if any, as shall enable the Fund to fulfill the requirements of Form N-SAR.
     18.   COOPERATION WITH ACCOUNTANTS
           ----------- ---- -----------
          Cooperate with each Fund's independent public accountants and take all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in each such Fund's annual report on Form N-SAR and annual amendment to Form N-1A.
     19.   BLUE SKY
           ---- ---

     Provide to the Fund or its agent, on a daily, weekly, monthly and quarterly basis, and for each state in which the Fund's Shares are sold, sales reports and other materials for blue sky compliance purposes as shall be agreed upon by the parties.
     20.             BANKING SERVICES FOR THE PLUS CLASSES
                     ------- -------- --- --- ---- -------
             O
     DETERMINE SHAREHOLDER ELIGIBILITY FOR BANKING SERVICES. Pursuant to mutually agreed upon procedures, Price Services shall determine shareholder eligibility for Banking Services offered by the PLUS Classes. Such procedures include, but are not limited to, for existing shareholders, review of account history (identification of any previously returned investment checks or ACH transactions, redemptions of uncollected funds, etc.) and for new investors, review of credit bureau and suspicious activity fraud reports.
             O
     CARD ISSUANCE. Once a shareholder is approved for Banking Services, Price Services shall transmit new card orders to the debit card processing bank which will produce and mail new cards and PIN numbers to PLUS Classes' shareholders. For existing shareholders, Price Services shall also cause the bank to reissue cards prior to expiration date.
             O
     TRANSMISSION OF DATA TO AND FROM BANK. On a daily basis, Price Services shall receive information from the debit card processing bank. In this regard, Price Services shall, after card transaction information is received from the debit card processing bank, process all debit card transaction detail against each shareholder's PLUS Class collected account balance. On each business day, Price Services shall cause information regarding the available limit of each PLUS Class shareholder account to be transmitted to the debit card processing bank by a time designated by the bank.
             O
     REDEMPTION ORDERS RECEIVED FOR PLUS CLASS ACCOUNTS. Representatives shall follow mutually agreed upon procedures to ensure that the shareholder's PLUS Class collected account balance is reviewed and decremented with authorized debit card transactions before processing any mutual fund redemption or exchange transactions.
             O
     DISPUTED DEBIT CARD TRANSACTIONS/FRAUD. Price Services shall receive information from PLUS Class shareholders regarding disputed debit card transactions and forward this information to the bank who will investigate the reported disputed transaction. Price Services will follow procedures developed between it and the bank for resolving such disputes and for provisionally crediting the shareholder's account. Price Services shall also assist in the monitoring of shareholder activity for fraud.

     21.        OTHER SERVICES
                ----- --------
     Provide such other services as may be mutually agreed upon between Price
     Services and the Fund.
C.    FEES AND OUT-OF-POCKET EXPENSES
      -------------------------------
     1.              FEES AND OUT-OF-POCKET EXPENSES - ALL FUNDS.
                     ---- --- ------------- -------- - --- ------

     Each Fund shall pay to Price Services and/or its agents for its Transfer Agent Services hereunder, fees computed as set forth in Schedule A attached. Except as provided below, Price Services will be responsible for all expenses relating to the providing of Services. Each Fund, however, will reimburse Price Services for the following out-of-pocket expenses and charges incurred in providing Services:
          OPOSTAGE. The cost of postage and freight for mailing materials to Shareholders and Retirement Plan participants, or their agents, including overnight delivery, UPS and other express mail services and special courier services required to transport mail between Price Services locations and mail processing vendors.
          O
     PROXIES. The cost to mail proxy cards and other material supplied to it by the Fund and costs related to the receipt, examination and tabulation of returned proxies and the certification of the vote to the Fund.
          O    COMMUNICATIONS
          O
     PRINT. The printed forms used internally and externally for documentation and processing Shareholder and Retirement Plan participant, or their agent's inquiries and requests; paper and envelope supplies for letters, notices, and other written communications sent to Shareholders and Retirement Plan participants, or their agents.

          O
     PRINT & MAIL HOUSE.   The cost of internal and third party printing and
     mail house services, including printing of statements and reports.
          O
     VOICE AND DATA. The cost of equipment (including associated maintenance), supplies and services used for communicating with and servicing Shareholders of the Fund and Retirement Plan participants, or their agents, and other Fund offices or other agents of either the Fund or Price Services. These charges shall include:
          o
     telephone toll charges (both incoming and outgoing, local, long distance and mailgrams); and
          o
     data and telephone expenses to communicate with shareholders and transfer shareholders between T. Rowe Price facilities.
          oProduction support, service enhancements and custom reporting for the shareholder mainframe recordkeeping system.
          O
     RECORD RETENTION. The cost of maintenance and supplies used to maintain, microfilm, copy, record, index, display, retrieve, and store, in optical disc, microfiche or microfilm form, documents and records.
          O
     DISASTER RECOVERY. The cost of services, equipment, facilities and other charges necessary to provide disaster recovery for any and all services listed in this Agreement.

     Out-of-pocket costs will be billed at cost to the Funds. Allocation of monthly costs among the Funds will generally be made based upon the number of Shareholder and Retirement Accounts serviced by Price Services each month. Some invoices for these costs will contain costs for both the Funds and other funds serviced by Price Ser-
     vices.  These costs will be allocated based on a reasonable allocation
     methodology.   Where possible, such as in the case of inbound and outbound
     WATS charges, allocation will be made on the actual distribution or usage.
     2.              FEES AND OUT-OF-POCKET EXPENSES - PLUS CLASSES OF SHARES
                     ---- --- ------------- -------- - ---- ------- -- ------
          Notwithstanding anything to the contrary in Section 21, the fees and out-of-pocket expenses set forth in Section C(1) above with respect to the PLUS Classes shall be charged as follows:
          o
     All out-of-pocket expenses described in Section C(1) above shall be charged to the Class in the same manner as if the Class was its own Price Fund. In addition, each PLUS Class shall pay the following out-of-pocket expenses charged by the debit card processing bank:
          o     Plastic stock and labels for the debit cards;
          o
     User tapes and automated voice response unit used to assist shareholders whose cards have been lost or stolen;
          o     Ad hoc reports prepared by the bank; and
          o    Checkbooks.
D.   REPRESENTATIONS AND WARRANTIES OF PRICE SERVICES
     ------------------------------------------------
     Price Services represents and warrants to the Fund that:
     1.
     It is a corporation duly organized and existing and in good standing under the laws of Maryland;
     2.
     It is duly qualified to carry on its business in Maryland, Colorado and Florida;
     3.
     It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement;
     4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

     5.
     It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the '34 Act; and
     6. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.
E.   REPRESENTATIONS AND WARRANTIES OF THE FUND
     ------------------------------------------
     The Fund represents and warrants to Price Services that:
     1.
     It is a corporation or business trust duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;
     2.
     It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this Agreement;
     3.
     All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement;
     4.         It is an investment company registered under the Act; and
     5.
     A registration statement under the Securities Act of 1933 ("THE '33 ACT") is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.
F.   STANDARD OF CARE/INDEMNIFICATION
     --------------------------------
     Notwithstanding anything to the contrary in this Agreement:
     1.
     Price Services shall not be liable to any Fund for any act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price Services has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.
     2.
     The Fund shall indemnify and hold Price Services harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting from: (i) any action or omission by Price Services or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Services acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Services acting upon information provided by the Fund in form and under policies agreed to by Price Services and the Fund. Price Services shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Services or where Price Services has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.
     3.
     Except as provided in Article M of this Agreement, Price Services shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Services or which result from Price Services' failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Services.
     4.
     In determining Price Services' liability, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:

          o     Price Services had in place "appropriate procedures;"
          o
     the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored; and
          o
     the error or omission did not result from wanton or reckless conduct on the part of the employee(s).
     It is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term "appropriate procedures" shall mean procedures reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards in place at the time of the occurrence.
     5.
     In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.
     6.
     In order that the indemnification provisions contained in this Article E shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.
     7. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.
G.   DUAL INTERESTS
     --------------
     It is understood that some person or persons may be directors, officers, or shareholders of both the Funds and Price Services (including Price Services' affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.
H.   DOCUMENTATION
     -------------
     As requested by Price Services, the Fund shall promptly furnish to Price Services the following:
     oA certified copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of Price Services and the execution and delivery of this Agreement;
     o
A copy of the Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;
     oAs applicable, specimens of all forms of outstanding and new stock/share certificates in the forms approved by the Board of Directors/Trustees of the Fund with a certificate of the Secretary of the Fund as to such approval;
     o
All account application forms and other documents relating to Shareholders' accounts;

     o
An opinion of counsel for the Fund with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect; and
     o     A copy of the Fund's current prospectus.
     The delivery of any such document for the purpose of any other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this Agreement.
     o
As requested by Price Services, the Fund will also furnish from time to time the following documents:
     o
Each resolution of the Board of Directors/Trustees of the Fund authorizing the original issue of its Shares;
     o
Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;
     oA certified copy of each amendment to the Articles of Incorporation or Declaration of Trust, and the By-Laws of the Fund;
     o
Certified copies of each vote of the Board of Directors/Trustees authorizing officers to give instructions to the Transfer Agent;
     o
Such other documents or opinions which Price Services, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties; and
     o     Copies of new prospectuses issued.

     Price Services hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.
I.   REFERENCES TO PRICE SERVICES
     ----------------------------
     Each Fund agrees not to circulate any printed matter which contains any reference to Price Services without the prior approval of Price Services, excepting solely such printed matter that merely identifies Price Services as agent of the Fund. The Fund will submit printed matter requiring approval to Price Services in draft form, allowing sufficient time for review by Price Services and its legal counsel prior to any deadline for printing.
J.   COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS
     --------------------------------------------------
     Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price Services, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the Act, the '34 Act, the '33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund. Price Services shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities.
K.   OWNERSHIP OF SOFTWARE AND RELATED MATERIAL
     ------------------------------------------
     All computer programs, magnetic tapes, written procedures and similar items purchased and/or developed and used by Price Services in performance of the Agreement shall be the property of Price Services and will not become the property of the Fund.

L.   QUALITY SERVICE STANDARDS
     -------------------------
     Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services' hereunder.
M.   AS OF TRANSACTIONS
     ------------------
     For purposes of this Article M, the term "TRANSACTION" shall mean any single or "related transaction" (as defined below) involving the purchase or redemption of Shares (including exchanges) that is processed at a time other than the time of the computation of the Fund's net asset value per Share next computed after receipt of any such transaction order by Price Services due to an act or omission of Price Services. "AS OF PROCESSING" refers to the processing of these Transactions. If more than one Transaction ("RELATED TRANSACTION") in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one Transaction.
     O     REPORTING
        Price Services shall:
       1.
          Utilize a system to identify all Transactions, and shall compute the net effect of such Transactions upon the Fund on a daily, monthly and rolling 365 day basis. The monthly and rolling 365 day periods are hereafter referred to as "CUMULATIVE".
       2.
          Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the Transactions and the daily and Cumulative net effects of such Transactions both in terms of aggregate dilution and loss ("DILUTION") or gain and negative dilution ("GAIN") experienced by the Fund, and the impact such Gain or Dilution has had upon the Fund's net asset value per Share.

       3.
          With respect to any Transaction which causes Dilution to the Fund of $100,000 or more, immediately provide the Fund: (i) a report identifying the Transaction and the Dilution resulting therefrom, (ii) the reason such Transaction was processed as described above, and
          (iii) the action that Price Services has or intends to take to prevent the reoccurrence of such as of processing ("REPORT").
     O LIABILITY
       1.
          It will be the normal practice of the Funds not to hold Price Services liable with respect to any Transaction which causes Dilution to any single Fund of less than $25,000. Price Services will, however, closely monitor for each Fund the daily and Cumulative Gain/Dilution which is caused by Transactions of less than $25,000. When the Cumulative Dilution to any Fund exceeds 3/10 of 1% per share, Price Services, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. Price Services will report to the Board of Directors/Trustees of the Fund ("BOARD") any action it has taken.
       2.
          Where a Transaction causes Dilution to a Fund greater than $25,000 ("SIGNIFICANT TRANSACTION"), but less than $100,000, Price Services will review with Counsel to the Fund the circumstances surrounding the underlying Transaction to determine whether the Transaction was caused by or occurred as a result of a negligent act or omission by Price Services. If it is determined that the Dilution is the result of a negligent action or omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement. Significant Transactions greater than $25,000 will be reported to the Audit Committee at its annual meeting (unless the settlement fully compensates the Fund for any Dilution). Any Significant Transaction, however, causing Dilution in excess of the lesser of $100,000 or a penny per share will be promptly reported to
                                                          --------
          the Board and resolved at the next scheduled Board Meeting. Settlement for Significant Transactions causing Dilution of $100,000 or more will not be entered into until approved by the Board. The factors to consider in making any determination regarding the settlement of a Significant Transaction would include but not be limited to:
          o
          Procedures and controls adopted by Price Services to prevent As Of Processing;
          o
          Whether such procedures and controls were being followed at the time of the Significant Transaction;
          o
          The absolute and relative volume of all transactions processed by Price Services on the day of the Significant Transaction;
          o
          The number of Transactions processed by Price Services during prior relevant periods, and the net Dilution/Gain as a result of all such Transactions to the Fund and to all other Price Funds;
          o
          The prior response of Price Services to recommendations made by the Funds regarding improvement to Price Services' As Of Processing procedures.
       3.
          In determining Price Services' liability with respect to a Significant Transaction, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:
          o     Price Services had in place "appropriate procedures".

          o
          the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored; and
          o
          the error or omission did not result from wanton or reckless conduct on the part of the employee(s).
          It is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term "appropriate procedures" shall mean procedures reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards in place at the time of the occurrence.
N.   TERM AND TERMINATION OF AGREEMENT
     ---------------------------------
          o
This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.
          o
This Agreement may be terminated by the Fund upon one hundred twenty (120) days' written notice to Price Services; and by Price Services, upon three hundred sixty-five (365) days' writing notice to the Fund.
          o
Upon termination hereof, the Fund shall pay to Price Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

O.   NOTICE
     ------
     Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.
P.   ASSIGNMENT
     ----------
     Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.
Q.   AMENDMENT/INTERPRETIVE PROVISIONS
     ---------------------------------
     The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.
R.   FURTHER ASSURANCES
     ------------------
     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

S.   MARYLAND LAW TO APPLY
     ---------------------
     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.
T.   MERGER OF AGREEMENT
     -------------------
     This Agreement, including the attached Appendices and Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.
U.   COUNTERPARTS
     ------------
     This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.
V.   THE PARTIES
     -----------
     All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services. In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as appropriate. The "Fund" also includes any T. Rowe Price Funds which may be established after the execution of this Agreement. Any reference in this Agreement to "the parties" shall mean Price Services and such other individual Fund as to which the matter pertains.
W.   DIRECTORS, TRUSTEES AND SHAREHOLDERS AND MASSACHUSETTS BUSINESS TRUST
     ---------------------------------------------------------------------
     It is understood and is expressly stipulated that neither the holders of Shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.
      With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund" means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust here-
under shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.
 The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.
X.   CAPTIONS
     --------
     The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.        T. ROWE PRICE FUNDS


  /s/Wayne D. O'Melia               /s/Carmen F. Deyesu
BY:                             ______________________________

BY:
    --------------------------------------------------------------
  Wayne D. O'Melia                  Carmen F. Deyesu

DATED:____________________________
DATED:____________________________

                                   APPENDIX A
                                   ----------

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND,  INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Bond Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
T. Rowe Price Prime Reserve Fund-PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
Reserve Investment Fund
Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balance Fund
T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund-PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC. on behalf of the:
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

                                AMENDMENT NO. 1
                     TRANSFER AGENCY AND SERVICE AGREEMENT
                                    BETWEEN
                          T. ROWE PRICE SERVICES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2000, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 9, 2000, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large-Cap Value Fund and Institutional Small-Cap Stock Fund; T. Rowe Price Blue Chip Growth Fund, Inc., on behalf of T. Rowe Price Blue Chip Growth Fund-Advisor Class; T. Rowe Price Equity Income Fund, on behalf of T. Rowe Price Equity Income Fund -Advisor Class; T. Rowe Price High Yield Fund, Inc., on behalf of T. Rowe Price High Yield Fund-Advisor Class; T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Bond Fund-Advisor Class and T. Rowe Price International Stock Fund-Advisor Class; T. Rowe Price Mid-Cap Growth Fund, Inc., on behalf of T. Rowe Price Mid-Cap Growth Fund-Advisor Class; T. Rowe Price Science & Technology Fund, Inc., on behalf of T. Rowe Price Science & Technology Fund-Advisor Class;
T. Rowe Price Small-Cap Stock Fund, Inc., on behalf of T. Rowe Price Small-Cap Stock Fund-Advisor Class; T. Rowe Price Small-Cap Value Fund, Inc., on behalf of
T. Rowe Price Small-Cap Value Fund-Advisor Class and T. Rowe Price Value Fund, Inc., on behalf of T. Rowe Price Value Fund-Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
   T. Rowe Price Blue Chip Growth Fund-Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
   California Tax-Free Bond Fund
   California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
   T. Rowe Price Equity Income Fund-Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
   T. Rowe Price High Yield Fund-Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
   T. Rowe Price Equity Index 500 Fund
   T. Rowe Price Extended Equity Market Index Fund
   T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
   Institutional Large-Cap Value Fund
   Institutional Small-Cap Stock Fund
   Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
   Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
   T. Rowe Price International Bond Fund
   T. Rowe Price International Bond Fund-Advisor Class
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Stock Fund
   T. Rowe Price International Stock Fund-Advisor Class
   T. Rowe Price European Stock Fund
   T. Rowe Price New Asia Fund
   T. Rowe Price Global Bond Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
   T. Rowe Price Mid-Cap Growth Fund-Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
   T. Rowe Price Prime Reserve Fund-PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
   Reserve Investment Fund
   Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
   T. Rowe Price Science & Technology Fund-Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
   T. Rowe Price Small-Cap Stock Fund-Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
   T. Rowe Price Small-Cap Value Fund-Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
   Maryland Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   New York Tax-Free Bond Fund
   New York Tax-Free Money Fund
   New Jersey Tax-Free Bond Fund
   Virginia Tax-Free Bond Fund
   Virginia Short-Term Tax-Free Bond Fund
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
   T. Rowe Price Tax-Exempt Money Fund-PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund
   U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Cash Reserves Fund
   T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Municipal Money Market Fund
   T. Rowe Price Summit Municipal Intermediate Fund
   T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.
   T. Rowe Price Value Fund-Advisor Class


Attest:

/s/Patricia B. Lippert        /s/   Carmen F. Deyesu

______________________        ______________________________
Patricia B. Lippert           By:   Carmen F. Deyesu
Secretary                          Treasurer


Attest:                       T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn        /s/   Henry H. Hopkins

______________________        ______________________________
Barbara A. Van Horn           By:   Henry H. Hopkins
Secretary                           Vice President

                                AMENDMENT NO. 2
                     TRANSFER AGENCY AND SERVICE AGREEMENT
                                    BETWEEN
                          T. ROWE PRICE SERVICES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2000, as amended February 9, 2000 between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of April 19, 2000, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
   T. Rowe Price Blue Chip Growth Fund-Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
   California Tax-Free Bond Fund
   California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
   T. Rowe Price Equity Income Fund-Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
   T. Rowe Price High Yield Fund-Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
   T. Rowe Price Equity Index 500 Fund
   T. Rowe Price Extended Equity Market Index Fund
   T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
   Institutional Large-Cap Value Fund
   Institutional Small-Cap Stock Fund
   Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
   Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
   T. Rowe Price International Bond Fund
   T. Rowe Price International Bond Fund-Advisor Class
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Stock Fund
   T. Rowe Price International Stock Fund-Advisor Class
   T. Rowe Price European Stock Fund
   T. Rowe Price New Asia Fund
   T. Rowe Price Global Bond Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
   T. Rowe Price Mid-Cap Growth Fund-Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
   T. Rowe Price Prime Reserve Fund-PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
   Reserve Investment Fund
   Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
   T. Rowe Price Science & Technology Fund-Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
   T. Rowe Price Small-Cap Stock Fund-Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
   T. Rowe Price Small-Cap Value Fund-Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
   Maryland Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   New York Tax-Free Bond Fund
   New York Tax-Free Money Fund
   New Jersey Tax-Free Bond Fund
   Virginia Tax-Free Bond Fund
   Virginia Short-Term Tax-Free Bond Fund
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
   T. Rowe Price Tax-Exempt Money Fund-PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund
   U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Cash Reserves Fund
   T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Municipal Money Market Fund
   T. Rowe Price Summit Municipal Intermediate Fund
   T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.
   T. Rowe Price Value Fund-Advisor Class


Attest:

/s/Patricia B. Lippert             /s/Joseph A. Carrier

________________________          ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                         Treasurer


Attest:                       T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn        /s/  Henry H. Hopkins

________________________          ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                          Vice President

                                AMENDMENT NO. 3
                     TRANSFER AGENCY AND SERVICE AGREEMENT
                                    BETWEEN
                          T. ROWE PRICE SERVICES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2000, as amended February 9, 2000, and April 19, 2000 between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of July 18, 2000, by adding thereto T. Rowe Price Developing Technologies Fund, Inc., T. Rowe Price Global Technology Fund, Inc., and T. Rowe Price U.S. Bond Index Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
   T. Rowe Price Blue Chip Growth Fund-Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
   California Tax-Free Bond Fund
   California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
   T. Rowe Price Equity Income Fund-Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
   T. Rowe Price High Yield Fund-Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
   T. Rowe Price Equity Index 500 Fund
   T. Rowe Price Extended Equity Market Index Fund
   T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
   Institutional Large-Cap Value Fund
   Institutional Small-Cap Stock Fund
   Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
   Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
   T. Rowe Price International Bond Fund
   T. Rowe Price International Bond Fund-Advisor Class
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Stock Fund
   T. Rowe Price International Stock Fund-Advisor Class
   T. Rowe Price European Stock Fund
   T. Rowe Price New Asia Fund
   T. Rowe Price Global Bond Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
   T. Rowe Price Mid-Cap Growth Fund-Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
   T. Rowe Price Prime Reserve Fund-PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
   Reserve Investment Fund
   Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
   T. Rowe Price Science & Technology Fund-Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
   T. Rowe Price Small-Cap Stock Fund-Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
   T. Rowe Price Small-Cap Value Fund-Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
   Maryland Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   New York Tax-Free Bond Fund
   New York Tax-Free Money Fund
   New Jersey Tax-Free Bond Fund
   Virginia Tax-Free Bond Fund
   Virginia Short-Term Tax-Free Bond Fund
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
   T. Rowe Price Tax-Exempt Money Fund-PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund
   U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Cash Reserves Fund
   T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Municipal Money Market Fund
   T. Rowe Price Summit Municipal Intermediate Fund
   T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.
   T. Rowe Price Value Fund-Advisor Class

Attest:

/s/Patricia B. Lippert             /s/Joseph A. Carrier

________________________          ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                         Treasurer


Attest:                       T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn        /s/  Henry H. Hopkins

________________________          ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                          Vice President

                                AMENDMENT NO. 4
                     TRANSFER AGENCY AND SERVICE AGREEMENT
                                    BETWEEN
                          T. ROWE PRICE SERVICES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2000, as amended February 9, 2000, April 19, 2000, and July 18, 2000 between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of October 25, 2000, by adding thereto T. Rowe Price International Index Fund, Inc., on behalf of T. Rowe Price International Equity Index Fund; T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Multi-Cap Growth Fund; and T. Rowe Price Equity Series, Inc., on behalf of T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Health Sciences Portfolio.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
   T. Rowe Price Blue Chip Growth Fund-Advisor Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
   California Tax-Free Bond Fund
   California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
   T. Rowe Price Equity Income Fund-Advisor Class

T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Equity Index 500 Portfolio
   T. Rowe Price Health Sciences Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
   T. Rowe Price High Yield Fund-Advisor Class

T. ROWE PRICE INDEX TRUST, INC.
   T. Rowe Price Equity Index 500 Fund
   T. Rowe Price Extended Equity Market Index Fund
   T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
   Institutional Large-Cap Value Fund
   Institutional Small-Cap Stock Fund
   Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
   Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
   T. Rowe Price International Bond Fund
   T. Rowe Price International Bond Fund-Advisor Class
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Stock Fund
   T. Rowe Price International Stock Fund-Advisor Class
   T. Rowe Price European Stock Fund
   T. Rowe Price New Asia Fund
   T. Rowe Price Global Bond Fund
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
   T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
   T. Rowe Price Mid-Cap Growth Fund-Advisor Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
   T. Rowe Price Personal Strategy Balanced Fund
   T. Rowe Price Personal Strategy Growth Fund
   T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.
   T. Rowe Price Prime Reserve Fund-PLUS Class

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
   Reserve Investment Fund
   Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
   T. Rowe Price Science & Technology Fund-Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
   T. Rowe Price Small-Cap Stock Fund-Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
   T. Rowe Price Small-Cap Value Fund-Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
   Spectrum Growth Fund
   Spectrum Income Fund
   Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
   Maryland Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   New York Tax-Free Bond Fund
   New York Tax-Free Money Fund
   New Jersey Tax-Free Bond Fund
   Virginia Tax-Free Bond Fund
   Virginia Short-Term Tax-Free Bond Fund
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund


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T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund
   T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
   T. Rowe Price Tax-Exempt Money Fund-PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund
   U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Cash Reserves Fund
   T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
   T. Rowe Price Summit Municipal Money Market Fund
   T. Rowe Price Summit Municipal Intermediate Fund
   T. Rowe Price Summit Municipal Income Fund



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T. ROWE PRICE VALUE FUND, INC.
   T. Rowe Price Value Fund-Advisor Class

Attest:

/s/Patricia B. Lippert             /s/Joseph A. Carrier

________________________          ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                         Treasurer


Attest:                       T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn        /s/  Henry H. Hopkins

________________________          ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                          Vice President